UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 27, 2026, Xenon Pharmaceuticals Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) to register $400,000,000 of common shares, without par value (the “Shares”) issuable pursuant to the at-the-market equity offering sales agreement, dated August 6, 2020, as amended on March 1, 2022 (the “Sales Agreement”), by and among the Company, Jefferies LLC (“Jefferies”) and Stifel, Nicolaus & Company, Incorporated (“Stifel” and together with Jefferies, the “Sales Agents”). As of the date hereof, the Company has sold $291,084,564 in Shares under the Sales Agreement and pursuant to a prior prospectus (the “Prior Prospectus”). The Prospectus Supplement is being filed to replace and supersede the Prior Prospectus in its entirety and the offering pursuant to the Prior Prospectus has been terminated. An opinion regarding the legality of the Shares issuable under the ATM Agreement and registered pursuant to the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The issuance and sale of the Shares by the Company under the Sales Agreement will be made pursuant to the Company’s automatically effective registration statement on Form S-3 (File No. 333-281451) filed with the SEC on August 9, 2024 (the “Registration Statement”) and a base prospectus dated August 9, 2024 included in the Registration Statement, as supplemented by the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Blake, Cassels & Graydon LLP.
23.1	Consent of Blake, Cassels & Graydon LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: February 27, 2026	By:	/s/ Thomas P. Kelly
Thomas P. Kelly
Chief Financial Officer